Exhibit 99.2 Q3 2024 Earnings Presentation November 12, 2024

Important Information Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of Portman Ridge Finance Corporation (“PTMN”, “Portman Ridge” or the “Company”), that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments, our contractual arrangements and relationships with third parties, the ability of our portfolio companies to achieve their objectives, the ability of the Company’s investment adviser to attract and retain highly talented professionals, our ability to maintain our qualification as a regulated investment company and as a business development company, our compliance with covenants under our borrowing arrangements, and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as may, will, should, expects, plans, anticipates, could, intends, target, projects, “outlook”, contemplates, believes, estimates, predicts, potential or continue or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements are subject to change at any time based upon economic, market or other conditions, including with respect to the impact of the COVID-19 pandemic and its effects on the Company and its portfolio companies’ results of operations and financial condition. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as in subsequent filings. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC. 2

Third Quarter Highlights Third Quarter 2024 Highlights § Total investment income for the quarter ended September 30, 2024, was $15.2 million, of which $12.7 million was attributable to interest income, inclusive of payment-in-kind income, from the Debt Securities Portfolio. This compares to total investment income of $18.6 million for the quarter ended September 30, 2023, of which $15.8 million was attributable to interest income, inclusive of payment-in-kind income, from the Debt Securities Portfolio. (1) § Core investment income for the third quarter, excluding the impact of purchase price accounting, was $15.2 million, as compared to core investment income of $18.3 million for the third quarter of 2023. § Net investment income ( NII ) for the third quarter of 2024 was $5.8 million ($0.63 per share) as compared to $7.2 million ($0.75 per share) for the same period the prior year, and $6.5 million, or $0.70 per share for the quarter ended June 30, 2024. § Net asset value (“NAV”) as of September 30, 2024, was $188.0 million ($20.36 per share) as compared to $196.4 million ($21.21 per share) as of June 30, 2024. § Total shares repurchased in open market transactions under the Renewed Stock Repurchase Program during the quarter ended September 30, 2024, were 33,429 at an aggregate cost of approximately $0.6 million, which was accretive to NAV by $0.01 per share. § Total investments at fair value as of September 30, 2024, was $429.0 million; the debt investment portfolio at fair value as of September 30, 2024 was $347.0 million, which excludes CLO Funds and Joint Ventures, and was comprised of 72 different portfolio companies across 28 different industries with an average par balance per entity of approximately $2.7 million. This compares to total investments of $444.4 million at fair value as of June 30, 2024. The debt investment portfolio at fair value as of June 30, 2024 was $358.9 million, which excludes CLO Funds and Joint Ventures, and was comprised of 75 different portfolio companies across 28 different industries with an average par balance per entity of approximately $2.6 million. § Weighted average contractual interest rate on our interest earning Debt Securities Portfolio for the quarter ended September 30, 2024, was approximately 11.9%. § Non-accruals on debt investments, as of September 30, 2024, were nine debt investments as compared to nine debt investments on non-accrual status as of June 30, 2024. As of September 30, 2024, debt investments on non-accrual status represented 1.6% and 4.5% of the Company’s investment portfolio at fair value and amortized cost, respectively. This compares to nine debt investments on non-accrual status representing 0.5% and 4.5% of the Company’s investment portfolio at fair value and amortized cost, respectively, as of June 30, 2024. § Par value of outstanding borrowings, as of September 30, 2024, was $267.5 million compared to $285.1 million as of June 30,2024, with an asset coverage ratio of total assets to (2) (2) total borrowings of 170% and 169% respectively. On a net basis, leverage as of September 30, 2024, was 1.3x compared to net leverage of 1.3x as of June 30, 2024. § Declared stockholder distribution of $0.69 per share for the fourth quarter of 2024, payable on November 29, 2024, to stockholders of record at the close of business on November 19, 2024. (1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the Garrison Capital Inc. (“GARS”) and Harvest Capital Credit Corporation (“HCAP”) mergers. Portman Ridge believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection 3 with such U.S. GAAP measures in analyzing Portman Ridge’s financial performance. (2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. Portman Ridge believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company’s financial condition net of $26.8 million and $36.6 million of cash and cash equivalents and restricted cash as of September 30, 2024 and June 30, 2024, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge’s financial condition.

Financial Highlights ($ in thousands, except per share amounts) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Interest from investments in debt excluding accretion $13,174 $13,196 $12,088 $11,589 $11,434 Purchase discount accounting 238 67 73 112 25 PIK Investment Income 2,421 2,081 2,006 2,201 1,552 CLO Income 502 119 555 524 254 JV Income 2,073 2,087 1,653 1,800 1,669 Service Fees 166 238 151 111 243 Investment Income $ 1 8,574 $ 1 7,788 $ 1 6,526 $ 1 6,337 $ 1 5,177 Less: Purchase discount accounting ($238) ($67) ($73) ($112) ($25) (1) $ 1 8,336 $ 1 7,721 $ 1 6,453 $ 1 6,225 $ 1 5,152 Core investment income Expenses: Management fees 1,844 1,786 1,729 1,680 1,611 Performance-based incentive fees 1,519 2,367 1,234 1,374 1,230 Interest and amortization of debt issuance costs 6,343 6,259 5,725 5,365 5,120 Professional fees 640 687 766 631 283 Administrative services expense 479 268 194 230 596 Directors' expense 138 162 162 131 143 Other general and administrative expenses 445 405 490 449 392 Total expenses $11,408 $11,934 $10,300 $9,860 $9,375 Less: Expense Reimbursment — ($5,309) — — — Net Expenses $11,408 $6,625 $10,300 $9,860 $9,375 Net Investment Income $ 7 ,166 $ 1 1,163 $ 6 ,226 $ 6 ,477 $ 5 ,802 Excluding impact of expense reimbursment — $4,371 — — — (2) $ 6 ,928 $ 6 ,792 $ 6 ,153 $ 6 ,384 $ 5 ,781 Core net investment income Net realized gain (loss) on investments (1,636) (15,574) (2,057) (6,922) (11,419) Net change in unrealized gain (loss) on investments 1,708 11,750 71 (5,966) 4,511 Tax (provision) benefit on realized and unrealized gains (losses) on investments 264 (257) 459 78 — Net realized gain (loss) on extinguishment of debt (57) (87) (213) (39) (403) Net increase/(decrease) in Core net assets resulting from operations $ 7,207 $2,611 $4,413 $ (6,465) $ (1,530) Per Share Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Core Net Investment Income $0.73 $0.72 $0.66 $0.69 $0.63 Net Realized and Unrealized Gain / (Loss) on Investments $0.01 ($0.41) ($0.21) ($1.39) ($0.75) Net Core Earnings $0.76 $0.28 $0.47 ($0.70) ($0.17) Distributions declared $0.69 $0.69 $0.69 $0.69 $0.69 Net Asset Value $22.65 $22.76 $22.57 $21.21 $20.36 (1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers. Portman Ridge believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge’s financial performance. (2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers, while also considering the impact of accretion from these mergers on expenses, such as incentive fees. Portman Ridge believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment and the reimbursement. However, core net investment income is a non-U.S. GAAP 4 measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge’s financial performance. See slide 7 for a presentation of Reported net investment income in comparison to Core net investment income and a reconciliation thereof.

Rising Rates § As of September 30, 2024, substantially all of our floating rate assets were on SOFR contract. § If all floating rate assets as of 9/30/24 were reset to current 3-month benchmark rates 4.55%, we would expect to experience an incremental reduction in quarterly income of ~$164k. (1) (1) 3-month SOFR per Bloomberg as of November 1, 2024. 5

Limited Repayment Activity § Over the last three years, Portman has experienced an average of ~$1.1 million in income related to repayment / prepayment activity as compared to the current quarter of $0.1 million. 6

PORTMAN RIDGE

# Core Earning Analysis

| ($ in '000s except per share) | Q3 2023 | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 |
|---|---|---|---|---|---|
| Interest Income: | | | | | |
| Non-controlled/non-affiliated investments | 13,283 | 12,760 | 12,621 | 11,913 | 11,357 |
| Non-controlled affiliated investments | 631 | 622 | 95 | 312 | 356 |
| Total interest income | 13,914 | 13,382 | 12,716 | 12,225 | 11,713 |
| Payment-in-kind income: | | | | | |
| Non-controlled/non-affiliated investments | 2,308 | 1,968 | 1,894 | 2,018 | 1,343 |
| Non-controlled affiliated investments | 113 | 113 | 112 | 183 | 209 |
| Total payment-in-kind income | 2,421 | 2,081 | 2,006 | 2,201 | 1,552 |
| Dividend income: | | | | | |
| Non-controlled affiliated investments | 1,429 | 2,087 | 1,653 | 1,800 | 1,669 |
| Controlled affiliated investments | 644 | - | - | - | - |
| Total dividend income | 2,073 | 2,087 | 1,653 | 1,800 | 1,669 |
| Fees and other income: | | | | | |
| Non-controlled/non-affiliated investments | 166 | 238 | 151 | 111 | 243 |
| Total fees and other income | 166 | 238 | 151 | 111 | 243 |
| **Reported Investment Income** | **$18,574** | **$17,788** | **$16,526** | **$16,337** | **$15,177** |
| | | | | | |
| Less: Purchase discount accouting | (238) | (67) | (73) | (112) | (25) |
| **Core Investment Income** | **$18,336** | **$17,721** | **$16,453** | **$16,225** | **$15,152** |
| | | | | | |
| Reported | | | | | |
| Net Investment Income | $7,166 | $11,163 | $6,226 | $6,477 | $5,802 |
| *NII Per Share* | *$0.75* | *$1.17* | *$0.67* | *$0.70* | *$0.63* |
| | | | | | |
| Core | | | | | |
| Net Investment Income [1] | $6,928 | $6,779 | $6,162 | $6,384 | $5,781 |
| *NII Per Share* | *$0.73* | *$0.71* | *$0.64* | *$0.69* | *$0.63* |

(1) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers, while also considering the impact of accretion from these mergers on expenses. Portman Ridge believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial performance.

7

PORTMAN RIDGE

# Net Asset Value Rollforward

| ($ in '000s) | Q3 2023 | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 |
|---|---|---|---|---|---|
| NAV, Beginning of Period | $215,013 | $214,755 | $213,518 | $210,607 | $196,429 |
| Net realized gains (losses) from investment transactions[1] | (1,636) | (15,574) | (2,057) | (6,922) | (11,419) |
| Net change in unrealized appreciation (depreciation) on investments[1] | 1,708 | 11,750 | 71 | (5,966) | 4,511 |
| Net Investment Income | 7,166 | 11,163 | 6,226 | 6,477 | 5,802 |
| Net decrease in net assets resulting from stockholder distributions | (6,554) | (6,518) | (6,444) | (6,411) | (6,382) |
| Realized gains (losses) on extinguishments of debt | (57) | (87) | (213) | (39) | (403) |
| Tax (provision) benefit on realized and unrealized gains (losses) on investments | 264 | (257) | 459 | 78 | - |
| Stock repurchases | (1,222) | (1,789) | (953) | (1,553) | (638) |
| Distribution reinvestment plan | 73 | 75 | — | 158 | 82 |
| **NAV, End of Period** | **$214,755** | **$213,518** | **$210,607** | **$196,429** | **$187,982** |

| Leverage and Asset Coverage | Q3 2023 | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 |
|---|---|---|---|---|---|
| Gross Leverage | 1.5x | 1.5x | 1.4x | 1.5x | 1.4x |
| Net Leverage[2] | 1.3x | 1.2x | 1.2x | 1.3x | 1.3x |
| Asset Coverage | 166% | 165% | 171% | 169% | 170% |

(1) Excluding gains from merger activity.
(2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. Portman Ridge believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $26.8 million, $36.6 million, $39.6 million, $71.2 million, and $33.7 million, of cash and cash equivalents and restricted cash as of September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial condition.

8

(1) Current Portfolio Profile (2) Diversified Portfolio of Assets Diversification by Borrower 6.0% Top 5 Borrowers, 21.4% 5.1% 85 Debt + Equity Portfolio Investee Companies 3.5% 3.4% $2.7mm / 1% Average Debt Position Size 3.4% Remainder 36.0% U.S Centric Investments: Nearly 100% US-Based Companies Focus on Non-Cyclical Industries with High FCF Generation Next 11-25 Next 6-10 Investments Investments 14.3% Credit quality has been stable during the rotation period 28.3% (2) (2) Industry Diversification Asset Mix Other, 19.0% Services: Business, Aerospace and 16.2% Defense, 3.1% Second Lien Debt Beverage, Food 7.8% and Tobacco, 3.2% Healthcare & First Lien Debt Equity Securities Pharmaceuticals, Machinery (Non- 85.5% 14.9% 6.2% Agrclt/Constr/Electr), 3.4% Subordinated Media: Broadcasting Debt Banking, Finance, & Subscription, 3.6% Insurance & Real 0.5% Estate, 13.3% Finance, 5.2% Consumer goods: High Tech Industries, 12.2% Durable, 5.9% (1) As of September 30, 2024. Figures shown do not include, CLO Funds, F3C JV or Series A-Great Lakes Funding II LLC, and derivatives. 9 (2) Shown as % of debt and equity investments at fair market value.

PORTMAN RIDGE

# Portfolio Trends[1][2]

| ($ in '000s) | Q3 2023 | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 |
|---|---|---|---|---|---|
| **Portfolio Sourcing (at Fair Value):** | | | | | |
| BC Partners | $366,509 | $357,645 | $365,041 | $348,856 | $339,747 |
| Legacy KCAP | $24,719 | $26,274 | $23,865 | $23,333 | $20,788 |
| Legacy OHAI | $6,289 | $1,188 | $0 | $0 | $0 |
| Legacy GARS | $82,738 | $69,488 | $68,895 | $60,790 | $57,683 |
| Legacy HCAP[3] | $20,166 | $13,271 | $13,454 | $11,391 | $10,760 |
| **Portfolio Summary:** | | | | | |
| Total portfolio, at fair value | **$500,419** | **$467,865** | **$471,255** | **$444,370** | **$428,978** |
| Total number of debt portfolio companies / Total number of investments[4] | 83 / 175 | 80 / 174 | 79 / 187 | 75/196 | 72/194 |
| Weighted Avg EBITDA of debt portfolio companies | $107,118 | $108,229 | $111,355 | $104,439 | $111,503 |
| Average size of debt portfolio company investment, at fair value | $3,294 | $3,165 | $2,818 | $2,602 | $2,662 |
| Weighted avg first lien / total leverage ratio (net) of debt portfolio | 5.0x / 5.8x | 5.0x / 5.8x | 5.0x / 5.7x | 5.0x/5.8x | 5.0x/5.8x |
| **Portfolio Yields and Spreads:** | | | | | |
| Weighted average yield on debt investments at par value[5] | 12.2% | 12.3% | 12.1% | 12.4% | 11.9% |
| Average Spread to LIBOR | 744 bps | 750 bps | 743 bps | 752 bps | 718 bsp |
| **Portfolio Activity:** | | | | | |
| Beginning balance | $510,100 | $500,419 | $467,865 | $471,255 | $444,370 |
| Purchases / draws / PIK | 18,301 | 18,061 | 39,080 | 16,220 | 4,543 |
| Exits / repayments / amortization | (29,912) | (48,148) | (35,440) | (32,096) | (14,670) |
| Gains / (losses) / accretion | 1,930 | (2,467) | (250) | (11,009) | (5,265) |
| **Ending Balance** | **$500,419** | **$467,865** | **$471,255** | **$444,370** | **$428,978** |

(1) For comparability purposes, portfolio trends metrics exclude short-term investments and derivatives.
(2) Excludes select investments where the metric is not applicable, appropriate, data is unavailable for the underlying statistic analyzed
(3) Includes assets purchased from affiliate of HCAP's former manager in a separate transaction.
(4) CLO holdings and Joint Ventures are excluded from investment count.
(5) Excluding non-accrual investments, CLO holdings and Joint Ventures.

10

Credit Quality § As of September 30, 2024, nine of the Company’s debt investments were on non-accrual status and represented 1.6% and 4.5% of the Company’s investment portfolio at fair value and amortized cost, respectively ($ in ‘000s) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 (1) Investments Credit Quality – Internal Rating Performing 93.5% 93.7% 93.7% 96.4% 92.3% Underperforming 6.5% 6.3% 6.3% 3.6% 7.7% Investments on Non-Accrual Status Number of Non-Accrual Investments 8 7 7 9 9 Non-Accrual Investments at Cost $21,318 $17,260 $17,130 $23,333 $22,532 Non-Accrual Investments as a % of Total Cost 3.6% 3.2% 3.2% 4.5% 4.5% Non-Accrual Investments at Fair Value $8,212 $6,106 $2,152 $2,024 $6,921 Non-Accrual Investments as a % of Total Fair Value 1.6% 1.3% 0.5% 0.5% 1.6% (1) Based on fair market value as of the end of the respective period. 11

(1) Portfolio Composition Investment Portfolio ($ in ‘000s) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 First Lien Debt $357,451 $336,599 $345,978 $320,815 $316,444 Second Lien Debt 49,825 41,254 38,925 36,386 28,885 Subordinated Debt 1298 1,224 1211 1,693 1,696 Equity Securities 19,189 20,533 23,428 23,830 22,879 Collateralized Loan Obligations 10,425 8,968 8,549 7,354 6,786 Joint Ventures 62,231 59,287 53,164 54,292 52,288 Ending Balance $500,419 $467,865 $471,255 $444,370 $428,978 Investment Portfolio (% of total) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 First Lien Debt 71.4% 71.9% 73.4% 72.1% 73.8% Second Lien Debt 10.0% 8.8% 8.3% 8.2% 6.7% Subordinated Debt 0.3% 0.3% 0.3% 0.4% 0.4% Equity Securities 3.8% 4.4% 5.0% 5.4% 5.3% Collateralized Loan Obligations 2.1% 1.9% 1.8% 1.7% 1.6% Joint Ventures 12.4% 12.7% 11.3% 12.2% 12.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% (1) At Fair Value at the end of the respective period. Does not include activity in short-term investments and derivatives. 12

M&A Value Realization § BC Partners Advisors L.P. (“BCPAL”) is an affiliate of Portman’s investment advisor, Sierra Crest Investment Management (“Sierra Crest”), and employees of BCPAL operate Sierra Crest pursuant to a servicing agreement between the entities. Portman’s track record demonstrates BC Partners’ ability to efficiently realize the value of legacy portfolios acquired while rotating into BC Partners’ sourced assets. OHAI GARS HCAP $318,514 $316,452 $67,362 81% of $57,827 $60,550 Portfolio $52,967 FMV at 100% of 87% of transaction Portfolio Portfolio has been FMV at $260,831 FMV at realized transaction transaction has been $67,362 $45,871 has been realized realized $57,683 – $7,096 At Closing 9/30/24 At Closing 9/30/24 At Closing 9/30/24 Still Held Realized Still Held Realized Still Held Realized 13

Appendix

Balance Sheet September 30, 2024 December 31, 2023 (Unaudited) (in thousands, except share and per share amounts) ASSETS Investments at fair value: Non-controlled/non-affiliated investments (amortized cost of $391,156 and $426,630, respectively) $ 357,459 $ 398,325 Non-controlled affiliated investments (amortized cost of $61,805 and $55,611, respectively) 58,507 55,222 Controlled affiliated investments (amortized cost of $49,818 and $58,041, respectively) 13,012 14,318 Total Investments at fair value (amortized cost of $502,779 and $540,282, respectively) 428,978 467,865 Cash and cash equivalents 13,736 26,912 Restricted cash 13,039 44,652 Interest receivable 5,544 5,162 Receivable for unsettled trades — 573 Due from affiliates 1,518 1,534 Other assets 857 2,541 Total Assets $ 463,672 $ 549,239 LIABILITIES 2018-2 Secured Notes (net of original issue discount of $— and $712, respectively) — 124,971 4.875% Notes Due 2026 (net of deferred financing costs and original issue discount of $1,208 and $1,786, respectively) 106,792 106,214 Great Lakes Portman Ridge Funding LLC Revolving Credit Facility (net of deferred financing costs of $1,352 and $775, respectively) 158,126 91,225 Payable for unsettled trades — 520 Accounts payable, accrued expenses and other liabilities 2,242 4,252 Accrued interest payable 4,659 3,928 Due to affiliates 1,029 458 Management and incentive fees payable 2,842 4,153 Total Liabilities 275,690 335,721 CO MMITMENTS AND CO NTINGENCIES NET ASSETS Common stock, par value $0.01 per share, 20,000,000 common shares authorized; 9,955,873 issued, and 9,231,454 outstanding at $ 92 $ 94 September 30, 2024, and 9,943,385 issued, and 9,383,132 outstanding at December 31, 2023 Capital in excess of par value 714,933 717,835 Total distributable (loss) earnings (527,043) (504,411) Total Net Assets 187,982 213,518 Total Liabilities and Stockholders' Equity $ 463,672 $ 549,239 Net Asset Value Per Common Share $ 20.36 $ 22.76 15

Income Statement (in thousands, except share and per share amounts) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 INVESTMENT INCO ME Interest income: Non-controlled/non-affiliated investments $ 11,357 $ 13,283 $ 3 5,891 $ 4 2,915 Non-controlled affiliated investments 356 631 763 2,106 Total interest income $ 11,713 $ 13,914 $ 3 6,654 $ 4 5,021 Payment-in-kind income: (1) Non-controlled/non-affiliated investments $ 1,343 $ 2,308 $ 5,255 $ 4 ,694 Non-controlled affiliated investments 209 113 504 293 Total payment-in-kind income $ 1,552 $ 2,421 $ 5,759 $ 4 ,987 Dividend income: Non-controlled affiliated investments $ 1,669 $ 1,429 $ 5,122 $ 4 ,677 Controlled affiliated investments - 644 - 2,184 Total dividend income $ 1,669 $ 2,073 $ 5,122 $ 6 ,861 Fees and other income: Non-controlled/non-affiliated investments 243 166 505 1,644 Non-controlled affiliated investments - - - 14 Total fees and other income 243 166 505 1,658 Total investment income $ 15,177 $ 18,574 $ 4 8,040 $ 5 8,527 EXPENSES Management fees $ 1,611 $ 1,844 $ 5,020 $ 5 ,666 Performance-based incentive fees 1,230 1,519 3,838 5,007 Interest and amortization of debt issuance costs 5,120 6,343 16,210 19,047 Professional fees 283 502 1,357 1,473 Administrative services expense 596 617 1,313 1,947 Directors' expense 143 138 466 469 Other general and administrative expenses 392 445 1,331 1,308 Total expenses $ 9,375 $ 11,408 $ 2 9,535 $ 3 4,917 NET INVESTMENT INCO ME $ 5,802 $ 7,166 $ 1 8,505 $ 2 3,610 REALIZED AND UNREALIZED GAINS (LO SSES) O N INVESTMENTS Net realized gains (losses) from investment transactions: Non-controlled/non-affiliated investments $ (11,419) $ (2,361) $ (13,754) $ (10,713) Non-controlled affiliated investments - 725 - (399) Controlled affiliated investments - - (6,644) (80) Net realized gain (loss) on investments $ (11,419) $ (1,636) $ (20,398) $ (11,192) Net change in unrealized appreciation (depreciation) on: Non-controlled/non-affiliated investments $ 5,430 $ 4,219 $ (5,392) $ (4,316) Non-controlled affiliated investments (994) (1,117) (2,909) (662) Controlled affiliated investments 75 (1,394) 6,917 (3,450) Net change in unrealized gain (loss) on investments $ 4,511 $ 1,708 $ (1,384) $ (8,428) Tax (provision) benefit on realized and unrealized gains (losses) on investments - $ 264 537 $ 6 71 Net realized and unrealized appreciation (depreciation) on investments, net of taxes $ (6,908) $ 336 $ (21,245) $ (18,949) Net realized gains (losses) on extinguishments of debt $ (403) $ (57) $ (655) $ (275) NET INCREASE (DECREASE) IN NET ASSETS RESULTING FRO M O PERATIO NS $ (1,509) $ 7,445 $ (3,395) $ 4 ,386 Net Increase (Decrease) In Stockholders' Equity Resulting from Operations per Common Share: Basic and Diluted: $ (0.16) $ 0.78 $ (0.37) $ 0 .46 Net Investment Income Per Common Share: Basic and Diluted: $ 0.63 $ 0.75 $ 1.99 $ 2 .48 Weighted Average Shares of Common Stock Outstanding—Basic and Diluted 9,244,033 9,505,172 9,295,008 9,533,835 (1) During the three months ended September 30, 2024 and 2023, the Company received $— and $0.1 million, respectively, of non-recurring fee income that was paid in-kind and included in this financial statement line item. 16 During the nine months ended September 30, 2024 and 2023, the Company received $0.1 million and $0.6 million, respectively, of non-recurring fee income that was paid in-kind and included in this financial statement line item.

Corporate Leverage & Liquidity Cash and Cash Equivalents § Unrestricted cash and cash equivalents totaled $13.7 million as of September 30, 2024 § Restricted cash of $13.0 million as of September 30, 2024 Debt Summary § As of September 30, 2024, par value of outstanding borrowings was $267.5 million; there was $40.5 million of available borrowing capacity under the Senior Secured Revolving Credit Facility. § On July 23, 2024, Great Lakes Portman Ridge Funding LLC, a wholly-owned subsidiary of the Company, entered into a second amendment of its senior secured revolving credit facility (“Revolving Credit Facility”) with JPMorgan Chase Bank, National Association (“JPM”) as administrative agent. The second amendment, among other things, (i) provided for a committed increase to the aggregate principal amount of the Revolving Credit Facility in an amount not to exceed $85,000,000, subject to the satisfaction of certain conditions, (ii) provided for a committed seven-day bridge advance in an aggregate principal amount of $18,250,000, subject to the satisfaction of certain conditions, (iii) reduced the applicable margin on the Revolving Credit Facility to 2.50% per annum, (iv) extended the period in which the Company may request advances under the Revolving Credit Facility to August 29, 2026, (v) extended the stated maturity of the Revolving Credit Facility to August 29, 2027, (vi) extended the non-call period under the Revolving Credit Facility to April 29, 2025, and (vii) provided for certain fees to be paid to the administrative agent and the lenders in connection therewith. § Additionally, approximately $18.3 million of the existing Senior Secured Notes were eliminated through the use of a seven- day bridge advance secured as part of the amended Credit Facility, and $85.0 million of the Senior Secured Notes were refinanced. 17

(1) Regular Distribution Information Date Declared Record Date Payment Date Distribution per Share 11/7/2024 11/19/2024 11/29/2024 $0.69 8/8/2024 8/22/2024 8/30/2024 $0.69 5/8/2024 5/21/2024 5/31/2024 $0.69 3/11/2024 3/20/2024 3/31/2024 $0.69 11/9/2023 11/22/2023 11/31/2023 $0.69 8/9/2023 8/22/2023 8/31/2023 $0.69 5/10/2023 5/22/2023 5/31/2023 $0.69 3/9/2023 3/20/2023 3/31/2023 $0.68 11/8/2022 11/24/2022 12/13/2022 $0.67 8/10/2022 8/16/2022 9/2/2022 $0.63 5/10/2022 5/24/2022 6/7/2022 $0.63 3/10/2022 3/21/2022 3/30/2022 $0.63 11/3/2021 11/15/2021 11/30/2021 $0.62 1 for 10 Reverse Stock Split effective 8/26/21 8/4/2021 8/4/2021 8/17/2021 8/31/2021 $0.60 5/6/2021 5/19/2021 6/1/2021 $0.60 2/12/2021 2/22/2021 3/2/2021 $0.60 10/16/2020 10/26/2020 11/27/2020 $0.60 8/5/2020 8/17/2020 8/28/2020 $0.60 3/17/2020 5/7/2020 5/27/2020 $0.60 2/5/2020 2/18/2020 2/28/2020 $0.60 11/5/2019 11/15/2019 11/29/2019 $0.60 8/5/2019 8/12/2019 8/29/2019 $0.60 (1) The Company completed a Reverse Stock Split of 10 to 1 effective August 26, 2021, the distribution per share amounts have been adjusted retroactively to reflect the split for all periods presented. 18